                                   EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

        WE, the undersigned officers and Directors of Houghton Mifflin Company, hereby severally constitute Nader F. Darehshori, Paul D. Weaver and Gary L. Smith, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below and in such other capacities as the undersigned may from time to time serve in the future, (1) the Registration Statement on Form S-8 filed with the Securities and Exchange Commission for the purpose of registering securities of Houghton Mifflin Company to be issued pursuant to the Houghton Mifflin Company 1995 Stock Compensation Plan (such registration statement hereinafter referred to as the "Registration Statement"), and (ii) any and all amendments to said Registration Statement, and generally to do all such things in our name and behalf (either on behalf of Houghton Mifflin Company or in our capacities as officers and Directors thereof) to enable Houghton Mifflin Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments thereto.

     Witness our hands and common seal on the dates set forth below.

     Dated: April 26, 1995             HOUGHTON MIFFLIN COMPANY

                                       By: Nader F. Darehshori
                                           ------------------------------
                                           Nader F. Darehshori, Chairman
                                           of the Board, President and
                                           Chief Executive Officer

SIGNATURE                                                    TITLE                        DATE
- ---------                                                    -----                        ----
 Principal Executive Officer:
                                                             Chairman of the
                                                             Board, President,
                                                             Chief Executive
Nader F. Darehshori                                          Officer and Director          April 26, 1995
- ------------------------------------------
Nader F. Darehshori

Principal Financial and Accounting
Officer:

                                                             Vice President, Corporate
Michael J. Lindgren                                          Controller and Treasurer      April 26, 1995
- ------------------------------------------
Michael J. Lindgren

Joseph A. Baute                                              Director                      April 26, 1995
- ------------------------------------------
Joseph A. Baute

 SIGNATURE                                                   TITLE                             DATE
 ---------                                                   -----                             ----
Gail Deegan                                                 Director                       April 26, 1995
- --------------------------------
Gail Deegan

James O. Freedman                                            Director                       April 26, 1995
- --------------------------------
James O. Freedman

Mary H. Lindsay                                              Director                       April 26, 1995
- --------------------------------
Mary H. Lindsay

Charles R. Longsworth                                        Director                       April 26, 1995
- --------------------------------
Charles R. Longsworth

John F. Magee                                                Director                       April 26, 1995
- --------------------------------
John F. Magee

Claudine B. Malone                                           Director                       April 26, 1995
- --------------------------------
Claudine B. Malone

Alfred L. McDougal                                           Director                       April 26, 1995
- --------------------------------
Alfred L. McDougal

George Putnam                                                Director                       April 26, 1995
- --------------------------------
George Putnam

Ralph Z. Sorenson                                            Director                       April 26, 1995
 --------------------------------
Ralph Z. Sorenson

DeRoy C. Thomas                                              Director                       April 26, 1995
- --------------------------------
DeRoy C. Thomas